Supplement dated April 14, 2011
to the Prospectus and Statement of Additional Information (SAI), dated May 1, 2010 for Tri-Continental Corporation
(the Corporation)
Effective April 14, 2011, the following changes are hereby made to the Corporation’s prospectus:
The description of the portfolio managers responsible for the Corporation’s day-to-day portfolio management, as described under the caption “Portfolio Managers” in the “Management of the Corporation” section is superseded and replaced with the following:
Portfolio Managers. The portfolio managers responsible for the Corporation’s day-to-day management are:
Brian M. Condon, Co-Portfolio Manager
•	Managed the Corporation since May 2010.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1999.

•	Began investment career in 1993.

•	BA from Bryant University and MS in finance from Bentley University.
David L. King, Co-Portfolio Manager
•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since March 2010.

•	Previously, Mr. King was employed by Putnam Investments from 1983 to 2008, where he was a senior portfolio manager.

•	Began his investment career in 1983.

•	B.S. from the University of New Hampshire and an M.B.A. from Harvard Business School.
The rest of the section remains unchanged.
Effective April 14, 2011, the following changes are hereby made to the Corporation’s SAI.
The following is hereby added to the table under the section entitled “Portfolio Managers — Other Accounts Managed by Portfolio Managers” (table headings have been restated for your convenience):
Table A

Portfolio	Registered Investment	Other Pooled Investment
Manager	Companies	Vehicles	Other Accounts
David L. King*	3 Registered Investment Companies with approximately $4.04 billion in total assets under management.	0 Other Pooled Investment Vehicles.	10 Other Accounts with approximately $20.6 million in total assets under management.
Table B

Portfolio	Registered Investment	Other Pooled Investment
Manager	Companies	Vehicles	Other Accounts
David L. King*	0 Registered Investment Companies.	0 Other Pooled Investment Vehicles.	0 Other Accounts.

*	Information as of February 28, 2011
The following is hereby added to the section entitled “Portfolio Managers—Securities Ownership”:
As of February 28, 2011, Mr. King did not own any shares of the Corporation.
The rest of these sections remain unchanged.
SL-9912-8 A (4/11)